UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 6-K/A

(Amendment No. 1)

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of March 2025

Commission file number 001-39250

BROOKFIELD INFRASTRUCTURE CORPORATION

(Exact name of Registrant as specified in its charter)

250 Vesey Street, 15th Floor

New York, New York 10281

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒   Form 40-F ☐

EXPLANATORY NOTE

Brookfield Infrastructure Corporation is submitting this Amendment No. 1 on Form 6-K/A (“Amendment No. 1”) to amend its original report on Form 6-K, which was filed using the EDGAR format type 8-K12B with the Securities and Exchange Commission on December 27, 2024 (the “Initial Report”). The sole purpose of this Amendment No. 1 is to refile the report in its entirety as a Form 8-K12G3. There are no other changes to the Initial Report other than to reflect the foregoing.

Purpose of the Filing

Brookfield Infrastructure Corporation (formerly 1505109 B.C. Ltd.), a company incorporated under the laws of British Columbia, Canada (“New BIPC”), is filing this Report on Form 6-K pursuant to Rule 12g-3(f) under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) in connection with the December 24, 2024 closing of the reorganization (the “Arrangement”) with Brookfield Infrastructure Holdings Corporation (formerly Brookfield Infrastructure Corporation) (“Old BIPC”). Pursuant to Rule 12g-3(a) under the Exchange Act, New BIPC is a “successor issuer” to Old BIPC which has historically filed periodic reports under the Exchange Act with the U.S. Securities and Exchange Commission (the “SEC”) (File No. 001-39250). As Old BIPC’s class A exchangeable subordinate voting shares (the “Old BIPC Shares”) were registered under Section 12(b) of the Exchange Act, New BIPC’s class A exchangeable subordinate voting shares (the “New BIPC Shares”) are now deemed registered under that section of the Exchange Act. Accordingly, as of the date hereof, New BIPC is required to and will file periodic reports under the Exchange Act.

Old BIPC and New BIPC are each a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Exchange Act).

Background and Succession Pursuant to Rule 12g-3(a)

On December 24, 2024, pursuant to a court approved plan of arrangement under section 288 of the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), holders of Old BIPC Shares, other than members of the Brookfield Group (as defined in the BIPC Circular (as defined below), received New BIPC Shares in exchange for their Old BIPC Shares on a one-for-one basis. In connection with the Arrangement, Old BIPC issued approximately 119 million New BIPC Shares. The New BIPC Shares issued in exchange for Old BIPC Shares under the Arrangement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof. Following completion of the Arrangement, the board of directors of New BIPC will initially be identical to the board of directors of Old BIPC as of the date of the BIPC Circular. New BIPC also expects that the initial executive officers of the New BIPC will be the same executive officers of Old BIPC.

The Old BIPC Shares are listed on the Toronto Stock Exchange (the “TSX”) under the trading symbol “BIPC”. It is anticipated that on December 30, 2024: (a) the Old BIPC Shares will be suspended from trading on the New York Stock Exchange (the “NYSE”); and (b) the New BIPC Shares will be listed and commence trading on the NYSE under the trading symbol “BIPC”. In addition, the NYSE has informed Old BIPC that it will file with the SEC a notification on Form 25 to remove Old BIPC Shares from registration under Section 12(b) of the Exchange Act.

The foregoing description of the Arrangement is qualified in its entirety by reference to the Management Proxy Circular of Old BIPC, dated October 23, 2024 (the “BIPC Circular”), as furnished to the SEC under cover of Form 6-K on November 1, 2024 and incorporated herein by reference.

EXHIBIT LIST

Exhibit	Title

3.1*	Articles of Incorporation of Brookfield Infrastructure Corporation (formerly 1505109 B.C. Ltd.)

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INFRASTRUCTURE CORPORATION

Date: March 3, 2025	By:	/s/ Michael Ryan
Name: Michael Ryan
Title: Corporate Secretary